EXHIBIT 10.2

                    EXTENSION AGREEMENT DATED MARCH 14, 2006





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                                BUD ENTERPRISES
                             1180 BERRY POINT ROAD
                              GABRIOLA ISLAND, BC
                                    V0R 1X1



March 14, 2006


Brinx Resources Ltd
820 Piedra Vista Road NE
Albuquerque, NM 87123


RE:  Assignment Agreement dated February 28, 2006

Dear Mr. Halterman,

Please accept this as confirmation that, pursuant to Paragraph 2 of that certain Assignment Agreement by and between Bud Enterprises, a corporation incorporated in the Province of British Columbia ("Bud Enterprises") and Brinx Resources Ltd., a Nevada corporation ("Brinx"), dated February 28, 2006, (the "Assignment Agreement"), Bud Enterprises hereby agrees to extend the date of payment of US$350,000 from 14 days following the execution of the Assignment Agreement to 30 days following the execution of the Assignment Agreement. Please sign below to indicate acceptance.


BUD ENTERPRISES:                              BRINX RESOURCES LTD.:


Per: /s/ MIKE JENKS                           Per:  /s/ LEROY HALTERMAN
    -----------------------------------           ------------------------------
    Authorized Signatory                          Authorized Signatory

Name:    MIKE JENKS                           Name:    LEROY HALTERMAN
     ----------------------------------            -----------------------------

Title:   PRESIDENT                            Title:   PRESIDENT
      ---------------------------------             ----------------------------